DELAWARE(SM)
INVESTMENTS                              Delaware Group Dividend and Income Fund
------------


Closed-End Income




                               [GRAPHIC OMITTED]




                                                         2000 SEMI-ANNUAL REPORT

                          [Closed-End Income Artwork]

Table of Contents
-----------------

Letter to Shareholders                              1

Portfolio Management
Review                                              2

Performance Summary                                 3

Financial Statements

  Statement of Net Assets                           4

  Statement of Operations                           8

  Statements of Changes in
  Net Assets                                        9

  Statement of Cash Flows                          10

  Financial Highlights                             11

  Notes to Financial
  Statements                                       12

Delaware Group
Dividend and Income
Fund's Objective

To provide high high current
income, and secondarily, capital
appreciation from U.S. stocks and
high-yield bonds. Asset class
concentration depends on the
portfolio managers' assessment of
each market's relative risks and rewards.

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. For over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (31%) of your Fund's assets were leveraged as of May 31, 2000. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"YOUR FUND

OUTPERFORMED BOTH

THE S&P 500 Index

AND THE MERRILL

LYNCH HIGH-YIELD

BOND INDEX."

Dear Shareholder

July 10, 2000

Recap of Events - Over the past six months, record volatility dominated the U.S. financial markets. As we started our fiscal period on December 1, 1999, market performance was momentum-driven, with technology stocks providing the bulk of performance. Technology stock euphoria pushed the Nasdaq Composite Index to a string of record high closes. On December 29, the Nasdaq topped 4000 for the first time. The same day, the Dow Jones Industrial Average and the Standard & Poor's 500 Index also hit record highs.

Volatility was rampant during the first five months of 2000. Days of record gains and losses, along with three Federal Reserve Board interest rate hikes, left investors breathless. For much of the time, performance was dominated by a narrow group of technology stocks, with the broader market, value investors and bonds sitting on the sidelines. Growth was the order of the day. Dividend-producing stocks and high-yield bonds were out of favor (Source:
Bloomberg).

In late March, the investment environment changed. Rising interest rates and uncertainty as to whether the valuations of technology stocks were sustainable triggered a sell-off in the technology area of the market. This, in turn, led to a broadening of the market, as investors seemed to recognize the value in so-called "old economy" stocks. However, this emphasis on "old economy" stocks was short-lived. In April and May, investors rotated in and out of various market sectors, and no single sector maintained leadership for very long.

Delaware Group Dividend and Income Fund produced solid performance over the six-month period ended May 31, 2000, despite this unstable environment. The Fund generated a 2.96% total return (shares at net asset value with distributions reinvested) and continued to provide a very attractive level of income. Your Fund outperformed both the Standard & Poor's 500 Index, which returned 2.90%, and the Merrill Lynch High-Yield Bond Index, which posted a -2.07% return.

Market Outlook - As of this writing, the Fed's efforts to moderate economic growth and cool the financial markets are showing signs of success. We believe that as the economy slows, investors will place more emphasis on quality and value, and will rediscover the attractive valuations that can be found in the broader spectrum of exceptional companies. In our opinion, this should benefit Delaware Group Dividend and Income Fund in the months ahead.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Average Annual Total Return

For Periods Ended May 31, 2000                                         Six Months       Premium (+) / Discount (-)
-------------------------------------------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund                                  +2.96%                  -7.22%
-------------------------------------------------------------------------------------------------------------------
Lipper Closed-End Income and Preferred Stock Funds Average (11 funds)    -0.46%
Standard & Poor's 500 Index                                              +2.90%
Merrill Lynch High-Yield Bond Index                                      -2.07%
-------------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance information for the Fund can be found on page 3. The Lipper category represents the average returns of closed-end income and preferred stock mutual funds tracked by Lipper Analytical (Source:
Lipper Analytical Services, Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index consists of domestic high-yield bonds with a quality range less than BBB. You cannot invest directly in an index. Past performance does not guarantee future results. The premium/discount reflects the Fund's price per share relative to its net asset value (Source: Bloomberg).

Michael Dugan
Senior Portfolio Manager
Delaware Management Company

Paul A. Matlack
Senior Portfolio Manager
Delaware Management Company

July 10, 2000

[GRAPHIC OMITTED]

[Closed-End Income Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Group Dividend and Income Fund continued to pursue its investment objective of high current income by holding a mix of high dividend-paying stocks and high-yielding corporate bonds. During the first three months of the period, investors favored growth stocks, particularly those in the technology sector of the market. However, a March sell-off in technology prompted many investors to seek safe havens in market sectors that had been out of favor for some time. The Real Estate Investment Trusts (REITs) and utility companies in the Fund benefited from this renewed, but brief, emphasis on some of the more value-oriented areas of the market. In April and May, investor enthusiasm for value stocks dissipated, as strong volatility prevailed in all market sectors.

Portfolio Highlights
In the stock portion of the portfolio, we maintained our commitment to cyclical stocks. Because cyclical stocks are economically sensitive, they tend to underperform during periods when the Federal Reserve Board is aggressively raising interest rates. As a result, the cyclical stocks in our portfolio held back the Fund's total return. For example, our holdings in Alcan Aluminum, one of the world's leading aluminum companies, and Caterpillar, the global leader of construction and mining equipment, were disappointing for us due to the stocks' cyclical nature. We continue to believe, however, that cyclical stocks deserve a position in the portfolio. Our holdings in this sector have solid business fundamentals. They are attractively priced, and we believe they have the potential for strong gains once the Fed ends its cycle of interest rate hikes.

The Fund was well diversified among a number of economic sectors. The financial services, telecommunications, utility, and commodity areas of the market were well represented in the portfolio. The biggest contributions to the Fund's positive performance came from relatively long-term portfolio holdings in REITs and utility stocks. In the utilities sector, Dominon Resources, Duke Energy, Southern Company and TXU produced the best results.

The orientation of the high-yield bond portion of the Fund was similar to that of the stock portion. We emphasized high-yield securities in the industrial and cyclical areas of the market. Unfortunately, high-yield bonds continued to be negatively affected by reduced demand and lack of liquidity. In addition, over the past year or so, there has been an increase in the number of defaults in the high-yield market, as banks have begun cutting back lines of credit. Despite these negatives, we believe there are good reasons for maintaining the Fund's high-yield bond position. The high-yield bonds in the portfolio have provided the Fund with an attractive level of income. In addition, we believe that once interest rates stabilize, the low prices and high income potential of these bonds will find favor with investors and will be advantageous for the Fund.

Outlook
Over the next several months, we believe rising interest rates may result in continued market volatility. In our opinion, the market is looking for weaker economic growth in the hope that the Fed will back away from its tight monetary policy. While we expect a slowdown in the domestic economy to occur late in 2000, we believe that economic expansion in the rest of the world could produce strong earnings surprises for many of the global companies in which the Fund invests. A slower economy should broaden the market for value stocks and would be positive for the high-yield sector of the bond market.

FUND BASICS
-----------



Fund Objectives
The primary investment objective of
the Fund is to achieve high current
income. Capital appreciation is a
secondary objective.

Total Fund Assets
$179.28 million

Number of Holdings
174

Your Fund Management
Michael Dugan joined Delaware
Investments in May 1997 as a
portfolio manager. Mr. Dugan was
previously a senior portfolio
manager and research director at
Thompson, Siegel and Walmsley in
Richmond, VA.

Paul A. Matlack is a graduate of
the University of Pennsylvania and
received his MBA in Finance from
George Washington University.
Mr. Matlack is a CFA charterholder.

Fund Start Date
March 26, 1993

NASDAQ Symbol
DDF

DELAWARE GROUP DIVIDEND AND INCOME
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through May 31, 2000                                          Lifetime  Five Years    One Year
-----------------------------------------------------------------------------------------------
At Market Price                                                +6.28%      +8.95%      -16.49%
At Net Asset Value                                             +8.08%      +9.78%       -9.07%
-----------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance does not guarantee future results.

Market Price vs. Net Asset Value
November 30, 1999 to May 31, 2000
--------------------------------------------------------------------------------

                 Mkt Price                   NAV
"Nov. 99"         $11.25                    $13.00
"Dec. 99"         $12.00                    $12.94
"Jan. 00"         $11.56                    $12.68
"Feb. 00"         $10.50                    $11.81
"Mar. 00"         $10.69                    $12.42
"Apr. 00"         $11.31                    $12.53
"May  00"         $11.63                    $12.53

Source: Bloomberg Business News. Past performance does not guarantee future results.

Your Fund's Buyback Program
Your Fund's Board of Directors approved a share repurchase program in 1994 that authorizes Delaware Group Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

The Fund commenced a tender offer to purchase for cash up to 10% of its issued and outstanding shares of common stock on June 1, 2000, which expired on June 29, 2000. The tender offer was oversubscribed and all tenders were subject to proration (at a ratio of approximately 66.7%) in accordance with the terms of the tender offer. Following the purchase of shares tendered, the Fund has 12,876,300 shares of common stock outstanding.

Your Reinvestment Options
Delaware Group Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Investor Services at
1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

Statement of Net Assets

DELAWARE GROUP DIVIDEND AND INCOME FUND
---------------------------------------

                                                         Number of      Market
May 31, 2000 (Unaudited)                                 Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 74.12%
 Aerospace & Defense - 0.94%
 Raytheon Class A ....................................    2,231      $    52,568
*United Technologies .................................   27,000        1,631,813
                                                                     -----------
                                                                       1,684,381
                                                                     -----------
 Automobiles & Auto Equipment - 1.72%
 Dana ................................................   50,000        1,290,625
 Ford Motor ..........................................   37,000        1,796,813
                                                                     -----------
                                                                       3,087,438
                                                                     -----------
 Banking, Finance & Insurance - 11.04%
 Block (H&R) .........................................   22,000          679,250
 Chase Manhattan .....................................   16,000        1,195,000
 Financial Security Assurance Holdings ...............   57,379        4,310,597
 First Union .........................................   55,000        1,935,313
 Fleet Boston Financial ..............................   39,200        1,482,250
 KeyCorp .............................................   90,000        1,890,000
 Mellon Financial ....................................   75,000        2,892,188
 St. Paul ............................................   60,000        2,250,000
 Summit Bancorp ......................................   55,000        1,577,813
 Washington Mutual ...................................   55,045        1,582,544
                                                                     -----------
                                                                      19,794,955
                                                                     -----------
 Chemicals - 0.90%
 Dow Chemical ........................................   15,000        1,605,938
                                                                     -----------
                                                                       1,605,938
                                                                     -----------
 Computers & Technology - 1.46%
 Pitney Bowes ........................................   40,000        1,740,000
 Xerox ...............................................   32,000          868,000
                                                                     -----------
                                                                       2,608,000
                                                                     -----------
 Consumer Products - 1.96%
 Crown Cork & Seal ...................................   66,000        1,130,250
 Eaton ...............................................   28,000        2,031,750
*Pactiv ..............................................   40,000          357,500
                                                                     -----------
                                                                       3,519,500
                                                                     -----------
 Electronics - 0.55%
 Thomas & Betts ......................................   35,000          993,125
                                                                     -----------
                                                                         993,125
                                                                     -----------
 Energy - 3.86%
 Chevron .............................................   28,000        2,588,250
 Conoco Class B ......................................   50,000        1,425,000
*EOG Resources .......................................   50,000        1,625,000
 Texaco ..............................................   22,200        1,275,113
                                                                     -----------
                                                                       6,913,363
                                                                     -----------
 Food, Beverage & Tobacco - 3.08%
 Heinz (H.J.) ........................................   40,000        1,567,500
 Nabisco Group Holdings ..............................   49,000        1,068,813
 Philip Morris .......................................   40,000        1,045,000
 RJ Reynolds Tobacco Holdings ........................   66,333        1,840,741
                                                                     -----------
                                                                       5,522,054
                                                                     -----------

                                                         Number of      Market
                                                         Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Healthcare & Pharmaceuticals - 1.99%
*Abbott Labs .........................................   50,900       $2,070,994
 Bristol Myers Squibb ................................   27,000        1,486,688
*LTC Healthcare ......................................    2,903            2,903
                                                                      ----------
                                                                       3,560,585
                                                                      ----------
 Industrial Machinery - 1.88%
 Caterpillar .........................................   20,000          765,000
 Deere & Co. .........................................   45,000        1,870,313
 Rockwell International ..............................   18,000          738,000
                                                                      ----------
                                                                       3,373,313
                                                                      ----------
 Media - 0.76%
*Gannett .............................................   21,100        1,366,225
                                                                      ----------
                                                                       1,366,225
                                                                      ----------
 Metals & Mining - 2.53%
 Alcoa ...............................................   25,000        1,460,938
 Alcan Aluminum ......................................   45,000        1,476,563
*Minnesota Mining & Manufacturing ....................   17,000        1,457,750
 Rouge Industries Class A ............................   30,200          135,900
                                                                      ----------
                                                                       4,531,151
                                                                      ----------
 Paper & Forest Products - 1.66%
 Georgia-Pacific (Timber Group) ......................   68,700        1,588,688
 International Paper .................................   40,000        1,392,500
                                                                      ----------
                                                                       2,981,188
                                                                      ----------
 Real Estate - 22.33%
 AMB Property ........................................   58,000        1,305,000
 Apartment Investment & Management ...................   43,300        1,734,706
 Arden Realty Group ..................................   45,000        1,035,000
 Avalonbay Communities ...............................   37,500        1,490,625
 Camden Property Trust ...............................   75,000        2,104,688
 Capital Automotive ..................................   18,300          260,775
 Chateau Communities .................................   67,730        1,837,176
 Duke Weeks Realty ...................................   96,000        2,070,000
 Equity Office Properties Trust ......................   55,000        1,460,938
 Essex Property Trust ................................   27,000        1,074,938
 Franchise Finance ...................................   70,000        1,579,375
 Golf Trust of America ...............................   56,000          913,500
 Grove Property Trust ................................   99,549        1,424,795
 Health Care Property Investors ......................   39,000        1,040,813
 Healthcare Realty Trust .............................   60,000          997,500
 Liberty Property Trust ..............................   52,470        1,311,750
 Macerich ............................................   81,000        1,766,813
 MeriStar Hospitality ................................   40,000          760,000
 Newhall Land & Farming ..............................   40,000        1,120,000
 Pan Pacific Retail Properties .......................   66,800        1,336,000
 Pennsylvania Real Estate Investment Trust ...........   47,600          830,025
 Philips International Realty ........................   70,000        1,190,000
 Prentiss Properties Trust ...........................   87,672        2,104,128
 Public Storage ......................................   74,000        1,651,125

                                                          Number of      Market
Delaware Group Dividend and Income Fund                   Shares         Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Real Estate (continued)
 Reckson Associates Realty ...........................   50,000      $ 1,096,875
 Reckson Associates Realty Class B ...................   17,520          399,675
 Simon Property Group ................................   79,000        1,935,500
 Spieker Properties ..................................   23,000        1,068,063
 Starwood Hotels & Resorts Worldwide .................   51,500        1,522,469
 Sun Communities .....................................   50,000        1,618,750
                                                                     -----------
                                                                      40,041,002
                                                                     -----------
 Telecommunications - 2.61%
*BellSouth ...........................................   37,000        1,727,438
 GTE .................................................   26,000        1,644,500
 SBC Communications ..................................   30,000        1,310,625
                                                                     -----------
                                                                       4,682,563
                                                                     -----------
 Transportation & Shipping - 0.75%
 Norfolk Southern ....................................   75,000        1,335,938
                                                                     -----------
                                                                       1,335,938
                                                                     -----------
 Utilities - 13.22%
 American Electric Power .............................   50,000        1,778,125
 Central and South West ..............................   68,000        1,415,250
*Dominion Resources ..................................   25,000        1,143,750
 Duke Energy .........................................   60,000        3,495,000
 General Public Utilities ............................   60,000        1,695,000
 Peco Energy .........................................   30,000        1,318,125
 RGS Energy Group ....................................  100,000        2,400,000
 Reliant Energy ......................................  100,000        2,850,000
 Scottish Power ADR ..................................   22,040          706,658
 Southern ............................................  100,000        2,593,750
*TXU .................................................   33,000        1,179,750
 Unicom ..............................................   75,000        3,126,563
                                                                     -----------
                                                                      23,701,971
                                                                     -----------
 Miscellaneous - 0.88%
*Clorox ..............................................   40,000        1,585,000
                                                                     -----------
                                                                       1,585,000
                                                                     -----------
 Total Common Stock (cost $133,288,374)                              132,887,690
                                                                     -----------
 Convertible Preferred Stocks - 11.40%
 Banking, Finance & Insurance - 4.01%
 National Australia Bank - Units 7.875% ..............   40,000        1,035,000
 Newell Financial Trust I 5.25% ......................   80,200        3,047,600
 Salomon Smith Barney 6.25%
   Series CSN "DECS" .................................   16,500        1,864,500
 Sovereign Capital Trust II 7.50% ....................   27,000        1,247,063
                                                                     -----------
                                                                       7,194,163
                                                                     -----------
 Cable, Media & Publishing - 0.60%
 Metromedia Fiber Networks 7.25% .....................   37,900        1,070,675
                                                                     -----------
                                                                       1,070,675
                                                                     -----------
 Consumer Products - 0.76%
 Cendant 7.50% "PRIDES" ..............................   65,200        1,356,975
                                                                     -----------
                                                                       1,356,975
                                                                     -----------

                                                          Number of      Market
                                                          Shares         Value
--------------------------------------------------------------------------------
 Convertible Preferred Stocks (continued)
 Industrial Machinery - 0.62%
 Ingersoll-Rand 6.75% "PRIDES" .......................   49,000      $ 1,120,875
                                                                     -----------
                                                                       1,120,875
                                                                     -----------
 Paper & Forest Products - 0.91%
 Georgia-Pacific PEPS Units 7.50% ....................   45,000        1,636,875
                                                                     -----------
                                                                       1,636,875
                                                                     -----------
 Real Estate - 1.96%
 Crescent Real Estate 6.75% ..........................   62,600          931,175
 General Growth Properties 7.25% .....................   35,100          759,038
 SL Green Realty 8.00% ...............................   70,000        1,820,000
                                                                     -----------
                                                                       3,510,213
                                                                     -----------
 Transportation & Shipping - 1.50%
 Greyhound Lines 144A 8.50% ..........................   53,500        1,645,125
 Union Pacific Capital Trust 144A 6.25% ..............   23,900        1,036,663
                                                                     -----------
                                                                       2,681,788
                                                                     -----------
 Utilities - 1.04%
 Houston Industries 7.00% ............................   14,300        1,859,000
                                                                     -----------
                                                                       1,859,000
                                                                     -----------
 Total Convertible Preferred Stocks
   (cost $23,582,039) ................................                20,430,564
                                                                     -----------
 Preferred Stocks - 2.77%
 Banking, Finance & Insurance - 1.31%
 Credit Lyonnais Capital 9.50% .......................  100,000        2,350,000
                                                                     -----------
                                                                       2,350,000
                                                                     -----------
 Cable, Media & Publishing - 1.46%
 Granite Broadcasting 12.75% .........................   29,586        2,611,000
                                                                     -----------
                                                                       2,611,000
                                                                     -----------
 Energy - 0.00%
*TCR Holdings Class B ................................    1,756               18
*TCR Holdings Class C ................................      966               10
*TCR Holdings Class D ................................    2,546               25
*TCR Holdings Class E ................................    5,267               53
                                                                     -----------
                                                                             106
                                                                     -----------
 Total Preferred Stocks (cost $5,143,363) ............                 4,961,106
                                                                     -----------
                                                       Principal
                                                       Amount
                                                       ---------
 Non-Convertible Bonds - 33.27%
 Automobile & Auto Equipment - 2.10%
 American Axle & Manufacturing
   9.75% 3/1/09 ......................................2,500,000        2,325,000
 Fleetpride 12.00% 8/1/05 ............................2,000,000        1,450,000
                                                                     -----------
                                                                       3,775,000
                                                                     -----------
 Banking, Finance & Insurance - 0.53%
 Chevy Chase Bank 9.25% 12/1/05 ......................1,000,000          945,000
                                                                     -----------
                                                                        945,000
                                                                     -----------

                                                        Principal    Market
Delaware Group Dividend and Income Fund                 Amount       Value
--------------------------------------------------------------------------------
Non-Convertible Bonds (continued)
Building & Materials - 0.82%
Flooring America sr nts 9.25% 10/15/07 ...............  $ 740,000     $  592,925
K Hovnanian Entrepreneurs 9.125% 5/1/09 ..............  1,000,000        870,000
                                                                      ----------
                                                                       1,462,925
                                                                      ----------
Cable, Media & Publishing - 2.95%
Adelphia Communications 9.375% 11/15/09 ..............  1,000,000        903,750
American Lawyer Media 9.75% 12/15/07 .................  1,000,000        912,500
Charter Communications 8.625% 4/1/09 .................  1,950,000      1,638,000
Granite Broadcasting 9.375% 12/1/05 ..................  2,000,000      1,830,000
                                                                      ----------
                                                                       5,284,250
                                                                      ----------
Chemicals - 1.54%
Huntsman sr sub nts 144A 9.50% 7/1/07 ................  2,000,000      1,790,000
Lyondell Chemical 10.875% 5/1/09 .....................  1,000,000        972,500
                                                                      ----------
                                                                       2,762,500
                                                                      ----------
Computers & Technology - 0.60%
Unisys sr nts 11.75% 10/15/04 ........................  1,000,000      1,072,500
                                                                      ----------
                                                                       1,072,500
                                                                      ----------
Consumer Products - 2.41%
American Safety Razor 9.875% 8/1/05 ..................  1,875,000      1,809,375
Drypers sr nts 10.25% 6/15/07 ........................  1,000,000        675,000
Fedders North America sr sub nts
   9.375% 8/15/07 ....................................  1,000,000        935,000
Matress Discounters 12.625% 7/15/07 ..................  1,000,000        905,000
                                                                      ----------
                                                                       4,324,375
                                                                      ----------
Electronics - 0.60%
Geologistics sr unsec nts 9.75% 10/15/07 .............  5,250,000      1,076,250
                                                                      ----------
                                                                       1,076,250
                                                                      ----------
Energy - 0.68%
Newpark Resources unsec sr sub nts
   8.625% 12/15/07 ...................................  1,425,000      1,225,500
                                                                      ----------
                                                                       1,225,500
                                                                      ----------
Food, Beverage & Tobacco - 2.18%
Big V Supermarkets sr sub nts
   11.00% 2/15/04 ....................................    450,000        389,250
Chiquita Brands 9.625% 1/15/04 .......................  1,000,000        815,000
Fleming sr nts 10.625%12/15/01 .......................  1,820,000      1,808,625
Fleming sr sub nts 10.50% 12/1/04 ....................  1,000,000        902,500
                                                                      ----------
                                                                       3,915,375
                                                                      ----------
Industrial Machinery - 0.55%
Alliance Laundry 9.625% 5/1/08 .......................  1,200,000        979,500
                                                                      ----------
                                                                         979,500
                                                                      ----------
Leisure, Loding & Entertainment - 2.43%
AFC Enterprises sr sub nts 10.25% 5/15/07 ............  1,000,000        965,000
Bally Total Fitness 9.875% 10/15/07 ..................  2,000,000      1,810,000
Cinemark USA Series C sr sub nts
   9.625% 8/1/08 .....................................  1,000,000        565,000
Hollywood Casino 11.25% 5/1/07 .......................  1,000,000      1,015,000
                                                                      ----------
                                                                       4,355,000
                                                                      ----------

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Non-Convertible Bonds (continued)
Packaging & Containers - 2.24%
BPC Holding sr nts 12.50% 6/15/06 .................... $1,226,186    $ 1,045,324
Container Corporation of America
   11.25% 5/1/04 .....................................  1,000,000      1,013,750
Delta Beverage Group sr nts 9.75% 12/15/03 ...........  1,025,000        968,625
Pierce Leahy Command sr unsec nts
   8.125% 5/15/08 ....................................    800,000        700,000
Portola Packaging sr nts 10.75% 10/1/05 ..............    350,000        288,750
                                                                     -----------
                                                                       4,016,449
                                                                     -----------
Retail - 0.62%
Buhrman US 144A 12.25% 11/1/09 .......................  1,000,000      1,037,500
Frank's Nursery & Crafts 10.25% 3/1/08 ...............    250,000         80,000
                                                                     -----------
                                                                       1,117,500
                                                                     -----------
Telecommunications - 6.49%
Galaxy Telecommunication L.P. sr sub nts
   12.375% 10/1/05 ...................................  2,000,000      1,730,000
Global Crossing 144A 9.50% 11/15/09 ..................  2,000,000      1,905,000
Intermedia Communication 8.60% 6/1/08 ................  2,000,000      1,775,000
Level 3 Communications 9.125% 5/1/08 .................  1,000,000        865,000
Level 3 Communications 6.00% 3/15/10 .................  1,250,000      1,053,125
Metromedia Fiber Network 10.00% 11/15/08 .............  1,000,000        955,000
Nextel Communications 9.375% 11/15/09 ................  1,000,000        945,000
Nextlink Communications 10.75% 11/15/08 ..............  1,000,000        963,750
Rural Cellular 9.625% 5/15/08 ........................    700,000        686,000
Teligent 11.50% 12/1/07 ..............................  1,000,000        755,000
                                                                     -----------
                                                                      11,632,875
                                                                     -----------
Textiles - 0.91%
Norton McNaughton unsec sr nts
   12.50% 6/1/05 .....................................  1,000,000        865,000
Pillowtex 9.00% 12/15/07 .............................  2,050,000        758,500
                                                                     -----------
                                                                       1,623,500
                                                                     -----------
Transportation & Shipping - 3.96%
Atlantic Express sr sec nts 10.75% 2/1/04 ............    675,000        577,125
Avis Group Holdings 11.00% 5/1/09 ....................  1,000,000      1,020,000
Eletson Holdings 9.25% 11/15/03 ......................  2,500,000      2,312,500
Mtl 10.00% 6/15/06 ...................................  2,000,000      1,570,000
Worldwide Flight 12.25% 8/15/07 ......................  2,400,000      1,620,000
                                                                     -----------
                                                                       7,099,625
                                                                     -----------
Utilities - 0.82%
Midland Funding II sr sub debs
   11.75% 7/23/05 ....................................  1,400,000      1,477,000
                                                                     -----------
                                                                       1,477,000
                                                                     -----------
Miscellaneous - 0.84%
Holley Performance Products 12.25% 9/15/07 ...........  1,000,000        775,000
Loomis Fargo sr sub nts 10.00% 1/15/04 ...............    750,000        727,500
                                                                     -----------
                                                                       1,502,500
                                                                     -----------
Total Non-Convertible Bonds
   (cost $71,025,711) ................................                59,647,624
                                                                     -----------

                                                         Principal      Market
Delaware Group Dividend and Income Fund                  Amount         Value
--------------------------------------------------------------------------------
   Convertible Bonds - 6.39%
   Automobiles & Auto Equipment - 0.18%
   Tower Automotive 144A 5.00% 8/1/04 ................ $  400,000     $ 324,500
                                                                   ------------
                                                                        324,500
                                                                   ------------
   Banking, Finance & Insurance - 0.22%
   Bell Atlantic Financial Services 144A
     5.75% 4/1/03 ....................................    400,000       391,000
                                                                   ------------
                                                                        391,000
                                                                   ------------
   Industrials - 0.71%
   Thermo Fibertek 4.50% 7/15/04 .....................  1,530,000     1,271,813
                                                                   ------------
                                                                      1,271,813
                                                                   ------------
   Metals & Mining - 0.78%
   MascoTech sub debs 4.50% 12/15/03 .................  1,800,000     1,392,750
                                                                   ------------
                                                                      1,392,750
                                                                   ------------
   Real Estate - 4.50%
   Center Trust 7.50% 1/15/01 ........................  2,270,000     2,193,388
   IRT Property 7.30% 8/15/03 ........................  2,000,000     1,830,000
   LTC Properties 8.50% 1/1/01 .......................    450,000       393,750
   Malan Realty Investors 9.50% 7/15/04 ..............  2,300,000     2,104,500
   MidAtlantic Realty 7.625% 9/15/03 .................  1,500,000     1,558,125
                                                                   ------------
                                                                      8,079,763
                                                                   ------------
   Total Convertible Bonds
     (cost $12,097,274) ..............................               11,459,826
                                                                   ------------
   Short-Term Securities - 0.93%
 **U.S. Treasury Bill 5.54% 7/6/00 ...................  1,671,000     1,661,901
                                                                   ------------
   Total Short-Term Securities
     (cost $1,661,901) ...............................                1,661,901
                                                                   ------------
   Stock Warrants - 0.00%
   Worldwide Flight 144A .............................      2,400         2,400
                                                                   ------------
   Total Stock Warrants (cost $23,408) ...............                    2,400
                                                                   ------------
   Total Market Value of Securities -
   128.88% (cost $246,822,070) .......................             $231,051,111
***Liabilities Net of Receivables
     and Other Assets - (28.88%) .....................              (51,771,528)
                                                                   ------------
   Net Assets Applicable to 14,307,000
     Shares ($0.01 par value)
     Outstanding; Equivalent to
     $12.53 per share - 100.00% ......................             $179,279,583
                                                                   ============

--------------------------------------------------------------------------------
   Components of Net Assets at May 31, 2000:
   Common stock, $0.01 par value,
     500,000,000 shares authorized to
     the Fund ...................................    $200,958,246
   Distributions in excess of net
     investment income ..........................      (3,809,557)
   Accumulated net realized loss
     on investments .............................      (2,098,147)
   Net unrealized depreciation
     of investments .............................     (15,770,959)
                                                     -------------
   Total net assets .............................    $179,279,583
                                                     =============

---------------
  *Non-income producing security, for the period ended May 31, 2000.

 **U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the yield at the time of purchase by the Fund.

***Of this amount, $54,660,595 represents commercial paper payable at May 31, 2000. See Note 5 in "Notes to Financial Statements."

   Summary of Abbreviations:
   debs - debentures
   nts - notes
   sec - secured
   sr - senior
   sub - subordinated
   unsec - unsecured
   ADR - American Depository Receipt
   DECS - Dividend Enhanced Convertible Stock
   PEPS - Premium Equity Participating Securities
   PRIDES - Preferred Redeemable Increase Dividend Securities

See accompanying notes

Statement of Operations


Six Months Ended May 31, 2000 (Unaudited)                                           Delaware Group Dividend and Income Fund
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends .........................................................................       $4,466,168
Interest ..........................................................................        4,426,048             $8,892,216
                                                                                          ----------
Expenses:
Management fees ...................................................................          640,775
Accounting and Administration .....................................................           58,092
Custodian fees ....................................................................            6,019
Reports to shareholders ...........................................................            3,783
Transfer agent fees ...............................................................            2,900
Taxes (other than taxes on income) ................................................            2,900
Directors' fees ...................................................................            2,824
Professional fees .................................................................            2,308
Commercial paper fees .............................................................            2,300
Other .............................................................................              190
                                                                                          ----------
Total operating expenses (before interest expense) ................................                                 722,091
Interest expense ..................................................................                               1,737,876
                                                                                                                 ----------
Total operating expenses (after interest expense) .................................                               2,459,967

Less expenses paid indirectly .....................................................                                  (2,019)
                                                                                                                 ----------
Total expenses ....................................................................                               2,457,948
                                                                                                                 ----------

Net Investment Income .............................................................                               6,434,268
                                                                                                                 ----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ..................................................                              (2,202,392)
Net realized gain on options written ..............................................                                  83,127
                                                                                                                 ----------
Net realized loss .................................................................                              (2,119,265)
Net change in unrealized appreciation/depreciation of
  investments and options written .................................................                                (290,309)
                                                                                                                 ----------

Net Realized and Unrealized Loss on Investments and Options Written ...............                              (2,409,574)
                                                                                                                 ----------

Net Increase in Net Assets Resulting from Operations ..............................                              $4,024,694
                                                                                                                 ==========

                             See accompanying notes

Statements of Changes in Net Assets



                                                                               Delaware Group Dividend and Income Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                          Six Months         Year
                                                                                            Ended            Ended
                                                                                           5/31/00          11/30/99
                                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ...............................................................   $   6,434,268    $  13,433,936
Net realized gain (loss) on investments and options written .........................      (2,119,265)       7,804,690
Net change in unrealized appreciation/depreciation of
  investments and options written....................................................        (290,309)     (35,259,930)
                                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....................       4,024,694      (14,021,304)
                                                                                        -------------    -------------
Distributions to Shareholders from:
Net investment income ...............................................................     (10,243,826)     (13,433,936)
Net realized gain on investments and options written ................................        (486,438)     (18,828,378)
                                                                                        -------------    -------------
                                                                                          (10,730,264)     (32,262,314)
                                                                                        -------------    -------------
Net Decrease in Net Assets ..........................................................      (6,705,570)     (46,283,618)

Net Assets:
Beginning of period .................................................................   $ 185,985,152    $ 232,268,770
                                                                                        -------------    -------------
End of period .......................................................................   $ 179,279,583    $ 185,985,152
                                                                                        =============    =============

                             See accompanying notes

Statement of Cash Flows



Six Months Ended May 31, 2000 (Unaudited)                                              Delaware Group Dividend and Income Fund
------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations ..........................................................   $  4,024,694
                                                                                                                  ------------
   Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities
     Amortization of discount on securities purchased .........................................................       (219,091)
     Net proceeds from investment transactions ................................................................      4,778,852
     Net realized loss from security transactions .............................................................      2,119,265
     Change in net unrealized appreciation ....................................................................        290,309
     Decrease in receivable for investments sold ..............................................................         71,002
     Decrease in interest and dividends receivable ............................................................        541,256
     Decrease in payable for investments purchased ............................................................       (324,800)
     Increase in interest payable .............................................................................        164,735
     Decrease in accrued expenses and other liabilities .......................................................       (221,595)
                                                                                                                  ------------
     Total adjustments ........................................................................................      7,199,913
                                                                                                                  ------------
Net cash provided by operating activities .....................................................................     11,224,607
                                                                                                                  ------------

Cash Flows Used for Financing Activities:
   Cash provided by issuance of commercial paper ..............................................................     88,965,949
   Cash used to liquidate commercial paper ....................................................................    (89,426,859)
   Cash dividends paid ........................................................................................    (10,730,264)
                                                                                                                  ------------
Net cash used for financing activities ........................................................................    (11,191,174)
                                                                                                                  ------------
Net increase in cash ..........................................................................................         33,433
Cash at beginning of period ...................................................................................        103,776
                                                                                                                  ------------
Cash at end of period .........................................................................................   $    137,209
                                                                                                                  ============

Cash paid for interest ........................................................................................   $  1,573,141
                                                                                                                  ============

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Group Dividend and Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                               Year Ended
                                                            5/31/00(1)   11/30/99     11/30/98     11/30/97    11/30/96    11/30/95
                                                           (Unaudited)
Net asset value, beginning of period .....................    $13.000     $16.230      $18.010     $15.420      $14.010     $12.690

Income (loss) from investment operations:
   Net investment income .................................      0.450       0.939        1.020       1.010        1.070       1.130
   Net realized and unrealized gain (loss) on
      investments and options written ....................     (0.170)     (1.914)      (0.890)      3.080        1.840       1.340
                                                             ----------------------------------------------------------------------
   Total from investment operations ......................      0.280      (0.975)       0.130       4.090        2.910       2.470
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.716)     (0.939)      (1.020)     (1.010)      (1.090)     (1.150)
   Distributions from net realized gains on
      investments and options written ....................     (0.034)     (1.316)      (0.890)     (0.490)      (0.410)         --
                                                             ----------------------------------------------------------------------
   Total dividends and distributions .....................     (0.750)     (2.255)      (1.910)     (1.500)      (1.500)     (1.150)
                                                             ----------------------------------------------------------------------
Net asset value, end of period ...........................    $12.530     $13.000      $16.230     $18.010      $15.420     $14.070
                                                             ======================================================================
Market value, end of period ..............................    $11.630     $11.250      $17.630     $18.060      $16.630     $14.010
                                                             ======================================================================

Total return based on:(2)
   Market value ..........................................     10.38%     (26.53%)       8.30%      18.34%       30.67%      28.71%
   Net asset value .......................................      2.96%      (7.80%)      (0.12%)     27.22%       21.11%      20.72%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $179,280    $185,985     $232,269    $257,651     $220,566    $200,500
   Ratio of total operating expenses to average
      net assets .........................................      2.75%       2.34%        2.22%       2.32%        2.59%       2.82%
   Ratio of total operating expenses to adjusted average
      net assets (before interest expense)(3) ............      0.62%       0.77%        0.80%       0.82%        0.87%       0.89%
   Ratio of interest expenses to adjusted average
      net assets(3) ......................................      1.49%       1.08%        1.02%       1.06%        1.17%       1.32%
   Ratio of net investment income to average net assets ..      7.21%       6.34%        5.91%       6.10%        7.38%       8.49%
   Ratio of net investment income to adjusted average
      net assets(3) ......................................      5.51%       5.03%        4.84%       4.93%        5.80%       6.68%
   Portfolio turnover ....................................        44%         55%          46%         74%          69%        118%

Leverage analysis:
   Debt outstanding at end of period (000 omitted) .......    $55,000     $55,000      $55,000     $55,000      $55,000     $55,000
   Average daily balance of debt outstanding
      (000 omitted) ......................................    $54,327     $54,567      $54,555     $54,631      $54,641     $52,488
   Average daily balance of shares outstanding
      (000 omitted) ......................................     14,307      14,307       14,307      14,307       14,307      14,307
   Average debt per share ................................     $3.797      $3.814       $3.813      $3.818       $3.820      $3.670

-----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3) Adjusted average net assets excludes debt outstanding.

                             See accompanying notes

Notes to Financial Statements

May 31, 2000  (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the six months ended May 31, 2000.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method (See Note 5).

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific

--------------------------------------------------------------------------------
securities sold. Dividend income is recorded on the ex-dividend date and interest income is record on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through commissions arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,019 for the six months ended May 31, 2000. The Fund may receive earnings credits used to offset custody fees when positive balances are maintained at the custodian. There were no credits for the six months ended May 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
Other Transactions with Affiliates:
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% of the adjusted average weekly net assets. At May 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $122,583.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets subject to an annual minimum of $85,000. At May 31, 2000 the Fund had a liability for such fees and other expenses payable to DSC of $34,345.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 2000, the Fund made purchases of $50,049,117 and sales of $53,194,736 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments ............................     $246,822,070
                                                     ------------
Aggregated unrealized appreciation .............      $19,051,377
Aggregated unrealized depreciation .............      (34,822,336)
                                                     ------------
Net unrealized depreciation ....................     ($15,770,959)
                                                     ============

--------------------------------------------------------------------------------
4. Capital Shares
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase Program during the six months ended May 31, 2000.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.

5. Commercial Paper
As of May 31, 2000, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,660,595. The weighted average discount rate of commercial paper outstanding at May 31, 2000, was 6.28%. The average daily balance of commercial paper outstanding during the six months ended May 31, 2000, was $54,327,663 at a weighted discount rate of 6.00%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 2000, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt form registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Options
During the six months ended May 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes a an option, a premium is received and a liability is recorded and is adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended May 31, 2000 for the Fund were as follows:

                                             Number               Premiums
                                          Of Contracts            Received
                                          ------------            --------
Options outstanding at
   November 30, 1999 ..................         2                  $83,127
Options written .......................        --                       --
Options terminated in
  closing purchase transaction ........        --                       --
Options expired .......................        (2)                 (83,127)
                                             ----                  -------
Options written outstanding at
   May 31, 2000 .......................        --                       --
                                             ====                  =======


                                         Exercise
                          Number of     Expiration                   Net
Description               Contracts       Price         Date     Appreciation
-----------               ---------     ----------      ----     ------------
GTE Call
   Option ...........        260           $80     December 1999   $34,966
Chevron Call
   Option ...........        280          $100     December 1999   $48,158

DELAWARE(SM)                        DDF
INVESTMENTS                         Listed
---------------------               NYSE
Philadelphia o London               THE NEW YORK STOCK EXCHANGE



Registrar and Stock Transfer Agent
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Group Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time-to-time purchase shares of its Common Stock on the open market at market prices.


------------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS                            Charles E. Peck                             Joseph H. Hastings
                                              Retired                                     Senior Vice President/Corporate Controller
Wayne A. Stork                                Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds          Janet L. Yeomans                            Michael P. Bishof
Philadelphia, PA                              Vice President and Treasurer                Senior Vice President/Treasurer
                                              3M Corporation                              Philadelphia, PA
Walter P. Babich+                             St. Paul, MN
Board Chairman                                                                            Lisa O. Brinkley
Citadel Constructors, Inc.                    AFFILIATED OFFICERS                         Senior Vice President/Compliance Director
King of Prussia, PA                                                                       Philadelphia, PA
                                              Richard J. Flannery
David K. Downes                               Executive Vice President/General Counsel    Investment Manager
President and Chief Executive Officer         Philadelphia, PA                            Delaware Management Company
Delaware Investments Family of Funds                                                      Philadelphia, PA
Philadelphia, PA                              Richard G. Unruh, Jr.
                                              Executive Vice President/                   International Affiliate
John H. Durham                                Chief Investment Officer, Fixed Income      Delaware International Advisers Ltd.
Private Investor                              Philadelphia, PA                            London, England
Horsham, PA
                                              William E. Dodge                            Principal Office of the Fund
Anthony D. Knerr+                             Executive Vice President/                   1818 Market Street
Consultant, Anthony Knerr & Associates        Chief Investment Officer, Equity            Philadelphia, PA 19103-3682
New York, NY                                  Philadelphia, PA
                                                                                          Independent Auditors
Ann R. Leven+                                                                             Ernst & Young LLP
Former Treasurer, National Gallery of Art                                                 2001 Market Street
Washington, DC                                                                            Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



+ Audit Committee Member

  (3358)                                                      Printed in the USA
  SA-DDF [5/00] PP 7/00     Recordholders as of May 31, 2000: 565        (J6056)